SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) June 16, 1998
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                        Diamond Cable Communications Plc
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               (Exact name of Registrant as Specified in Charter)


           England                     33-83740                      N/A
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(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)


Diamond Plaza, Daleside Road, Nottingham  NG2 3GG, England.         (N/A)
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       (Address of principal executive offices)                   (Zip code)

                                 44-115-912-2217
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              (Registrant's telephone number, including area code)

                                      (N/A)
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.


ITEM 5.  OTHER EVENTS.

         On June 16, 1998, Diamond Cable Communications Plc issued to the public a press release announcing the signing of a share exchange agreement by its shareholders with NTL Incorporated.


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibit Number      Description
         --------------      -----------

               99            Press Release


ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.


ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not applicable.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Diamond Cable Communications Plc
                                                      (Registrant)



                                             By /S/ROBERT GOAD
                                               ---------------------------------
                                                Robert Goad
                                                Chief Executive Officer


Dated: June 16, 1998

                                INDEX TO EXHIBITS


                                                                Sequentially
Exhibit Number                                                  Numbered Page
--------------                                                  -------------

(99)                  Additional Exhibits (Press Release)